UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2024

Ayala Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36138	84-1521955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 DEER PARK DRIVE, SUITE K-1 MONMOUTH JUNCTION, New Jersey	08852
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (732) 545-1590

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                Entry into a Material Definitive Agreement.

The information set forth below in Item 2.03 is hereby incorporated into this Item 1.01 by reference.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on November 17, 2023, the Company issued Senior Convertible Promissory Notes (collectively, the “November 2023 Senior Convertible Notes”), in an aggregate amount of $4.0 million, to several existing lenders and investors in the Company, including Israel Biotech Fund I, L.P., Israel Biotech Fund II, L.P., Arkin Bio Ventures L.P. and Biotel Limited (the “Noteholders”). The Senior Convertible Notes are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at any time at the option of the Noteholders, and are subject to mandatory conversion upon certain events, including a change of control transaction and certain financing transactions involving the Company, at a conversion price equal to the lower of (i) 50% of the Common Stock’s price per share as of market close on November 16, 2023 and (ii) 50% of the Common Stock’s price per share as of the close of market on the Trading Day immediately prior to the date of the Notice of Conversion, subject to certain adjustments. In connection with the issuance of the November 2023 Senior Convertible Notes, the Company issued to the Noteholders warrants to purchase an aggregate of 15,000,000 shares of the Common Stock with an exercise price equal to the lower of (A) 50% of the Common Stock’s price per share as of market close on November 16, 2023 and (ii) 50% of the Common Stock’s price per share as of the close of market on the Trading Day immediately prior to the date of the Notice of Exercise of the warrant, subject to adjustment, which exercise may be on a cashless basis.

Pursuant to the Side Letter Agreement (New Notes) between the Noteholders and the Company also entered into on November 17, 2024, the Noteholders have the right to lend an additional $4.0 million dollars to the Company on the same terms, including warrant coverage. This right is exercisable until the earliest of (i) May 17, 2024, (ii) the date of consummation of a Change of Control Transaction, and (iii) the date of consummation of a Financing Transaction (both as defined in the such Side Letter Agreement).

On March 1, 2024, the Company issued Senior Convertible Promissory Notes to the Noteholders (collectively, the “March 2024 Senior Convertible Notes”), in substantially the same form as the November 2023 Senior Convertible Notes, in connection with the loan by the Noteholders to the Company an additional $2.0 million, pursuant to their rights under the Side Letter Agreement (New Notes).  In connection with the issuance of the March 2024 Senior Convertible Notes, the Company issued to the Noteholders warrants to purchase an aggregate of 7,500,000 shares of the Common Stock on the same terms as the warrants issued on November 17, 2023.

The shares of Common Stock issuable upon conversion of the March 2024 Senior Convertible Notes and such warrants are covered by the Registration Rights Agreement dated as of November 17, 2023 entered into by the Company and the Noteholders providing to the Noteholders customary rights with respect to the registration of the shares of Common Stock issuable upon conversion of the notes or exercise of the warrants under the Securities Act of 1933, as amended.

The March 2024 Senior Convertible Notes, the warrants issued in connection therewith, and the shares of Common Stock issuable pursuant to the conversion of such notes and the exercise of such warrants, were offered and sold pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof, for the sale of securities not involving a public offering.

The foregoing summaries of the March 2024 Senior Convertible Notes and the warrants issued in connection with the March 2024 Senior Convertible Notes do not purport to be complete and are qualified in their entireties by reference to the full copies of such agreements and instruments, which are attached as exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated into this Item 2.03 by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1(1)	Senior Convertible Promissory Note, dated March 1, 2024, by and between Ayala Pharmaceuticals, Inc. and Israel Biotech Fund I, L.P.
10.2(2)	Common Stock Purchase Warrant (Convertible Note), dated March 1, 2024, issued by Ayala Pharmaceuticals, Inc. to Israel Biotech Fund I, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Company has filed a copy of one Senior Convertible Promissory Note, and has set forth as follows the other documents omitted. The Company acknowledges that the Commission may at any time in its discretion require filing of copies of any documents so omitted.

1.	Senior Convertible Promissory Note, dated March 1, 2024, by and between Ayala Pharmaceuticals, Inc. and Israel Biotech Fund II, L.P.
2.	Senior Convertible Promissory Note, dated March 1, 2024, by and between Ayala Pharmaceuticals, Inc. and Arkin Bio Ventures L.P.
3.	Senior Convertible Promissory Note, dated March 1, 2024, by and between Ayala Pharmaceuticals, Inc. and Biotel Limited.

(2) Pursuant to Instruction 2 to Item 601 of Regulation S-K, the Company has filed a copy of one Common Stock Purchase Warrant (Convertible Note), and has set forth as follows the other documents omitted. The Company acknowledges that the Commission may at any time in its discretion require filing of copies of any documents so omitted.

1.	Common Stock Purchase Warrant (Convertible Note), dated March 1, 2024, issued by Ayala Pharmaceuticals, Inc. to Israel Biotech Fund II, L.P.
2.	Common Stock Purchase Warrant (Convertible Note), dated March 1, 2024, issued by Ayala Pharmaceuticals, Inc. to Arkin Bio Ventures L.P.
3.	Common Stock Purchase Warrant (Convertible Note), dated March 1, 2024, issued by Ayala Pharmaceuticals, Inc. to Biotel Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 5, 2024	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Kenneth A. Berlin
Name: Kenneth A. Berlin
Title: President and Chief Executive Officer